DESIGN THERAPEUTICS

DESIGNING A NOVEL CLASS OF GENOMIC MEDICINES

FOR GENETIC DISORDERS

3Q2025

Disclaimers

This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to projections from early-stage programs, preclinical data and early-stage clinical data; the therapeutic potential of DT-216P2 and DT-168; the initiation and progression of studies and clinical trials for DT-216P2 and DT-168 and the timing thereof; the expected timing for data readouts; the potential benefits of restoring FXN in FA patients; DT-216P2’s potential to be a promising candidate for the treatment of FA patients; Design’s FECD GeneTAC® program and its potential therapeutic benefits and advantages; the impact of Design’s FECD observational study on a clinical program for FECD; the potential utility of corneal endothelium biomarkers in clinical development; Design’s DM1 and HD GeneTAC® programs and their potential therapeutic benefits and advantages; the expected market opportunities for Design’s GeneTAC® programs; the expectations for selecting a development candidate for Design's DM1 program; milestones, next steps, and Design’s ability to deliver on its short- and long-term goals; the design and capabilities of Design’s GeneTAC® platform; the sufficiency of Design’s resources to enable its programs and platform and support its planned operations; and the capabilities and potential advantages of Design’s pipeline of GeneTAC® molecules. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “believes,” “designed to,” “anticipates,” “planned,” “expects,” “estimate,” “intends,” “will,” “potential” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon Design’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks associated with conducting a clinical trial and patient enrollment, which is affected by many factors, and any difficulties or delays encountered with such clinical trial or patient enrollment that may delay or otherwise adversely affect such clinical trial; the process of discovering and developing therapies that are safe and effective for use as human therapeutics and operating as a development stage company; expenses may be higher than projected; Design’s ability to develop, initiate or complete preclinical studies and clinical trials for its product candidates; the risk that promising early research or clinical trials will not be observed in later preclinical studies or clinical trials; changes in Design’s plans to develop its product candidates; uncertainties associated with performing clinical trials, regulatory filings and applications; risks associated with reliance on third parties to successfully conduct clinical trials and preclinical studies; Design’s ability to raise any additional funding it will need to continue to pursue its business and product development plans; regulatory developments in the United States and foreign countries; Design’s reliance on key third parties, including contract manufacturers and contract research organizations; Design’s ability to obtain and maintain intellectual property protection for its product candidates; Design’s ability to recruit and retain key scientific or management personnel; competition in the industry in which Design operates, which may result in others discovering, developing or commercializing competitive products before or more successfully than Design; and market conditions. For a more detailed discussion of these and other factors, please refer to Design’s filings with the Securities and Exchange Commission (“SEC”), including under the “Risk Factors” heading of Design’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, as filed with the SEC on August 7, 2025. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and Design undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof, except as required by law.

This presentation discusses product candidates that are under clinical or preclinical study, and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied.

“Design Therapeutics,” “Design,” “GeneTAC®,” “ ,” Design's logos, and other trademarks, trade names or service marks of Design Therapeutics, Inc. appearing in this presentation are the property of Design Therapeutics, Inc. All other trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. Solely for convenience, the trademarks and trade names in this presentation may be referred to without the ® and ™ symbols, but such references should not be construed as any indicator that their respective owners will not assert their rights thereto.

Challenging the status quo of genomic medicines with small molecules (GeneTAC® molecules) that dial up or dial down transcription…

…to treat significant monogenic disorders

BECAUSE WE BELIEVE YOUR FATE DOESN'T HAVE TO BE WRITTEN IN YOUR GENES

DESIGN THERAPEUTICS

Advancing four GeneTAC® molecule programs

	Friedreich Ataxia	FECD	DM1	Huntington's Disease
Gene	FRATAXIN (FXN)	TCF4	DMPK	HUNTINGTIN (HTT)
Monogenic disease	GAA repeat expansion leads to reduced transcription	CTG repeat expansion causes corneal endothelial cell dysfunction	CTG repeat expansion causes nuclear foci & cellular dysfunction	CAG repeat expansion leads to toxic mRNA & protein product
Differentiated profile	Restoration of endogenous frataxin with broad tissue distribution	Allele-selective reduction of mutant transcript (TCF4) with an eye drop	Allele-selective reduction of mutant DMPK leads to foci resolution & splicing correction	Allele-selective reduction of mutant HTT
Status	RESTORE-FA MAD trial in pts initiated; 12-wk pt data expected in 2026	Ph2 biomarker trial in pts initiated; data expected in 2026	Select DC in 2025	Next step: Select DC
Significant market	Biogen acquired Skyclarys® (REATA) for $7.3B	Over a million TCF4 expansion pts in US (multi-billion $ opp)	Est. >70K cases in US (multi-billion $ opp)	~40,000 affected by HD in US (multi-billion $ opp)

GeneTAC® molecules have several advantages over traditional genomic medicine approaches

	Simple drug delivery	Working with natural genome	Distribute widely	Low burn rate	Annual R&D spend
Gene editing/ gene therapy	✗	✗	✗	✗	$130-460M[1]
Oligo nucleotide	✗	✓	✗	✗	$50-150M[1]
GeneTAC® platform	✓	✓	✓	✓	$60 - 80M[2]

1. Estimates derived from analysis of R&D spend of select peers in 2022. Gene therapy/gene editing peers included in the analysis: Beam Therapeutics, Crispr Therapeutics, Editas Medicine, Intellia Therapeutics, Sangamo Therapeutics, Verve Therapeutics, Bluebird Bio. Oligonucleotide peers included in the analysis: Avidity Biosciences, Dyne Therapeutics, Entrada Therapeutics, PepGen.
2. Based on analyst consensus forecast for 2024 - 2027

GeneTAC® molecules can distribute widely overcoming a central challenge for traditional genomic medicines

	GeneTAC® Small Molecule	Oligonucleotide	Protein	Gene Therapy
MOLECULAR SIZE *(Dalton)*	1,000-3000	6,000-15,000	50,000-100,000	4,000,000-5,000,000
DISTRIBUTION ● *Successfully targeted cells* ● *Native cells*	Broad distribution 	LIMITED *Distribution in most affected tissues often inadequate* 	LIMITED *Distributes widely, but with minimal cell access* 	LIMITED *Targets individual organs, and with limited cell access* 
MOA	Engage endogenous gene expression		*RISK OF OVEREXPRESSION*	
DELIVERY COMPLEXITY				

Differentiated mode of action of GeneTAC® molecules


Ligand moiety
Linker
DNA-targeting moiety
DRUG CANDIDATE
DNA
TRANSCRIPTION FACTOR
NUCLEOSOME


DIAL UP EXPRESSION
Recruited complex
Drug Candidate
Pol II
GAA
Designed to facilitate transcription through the locus
DIAL DOWN EXPRESSION
Recruited complex
Drug Candidate
Pol II
CTG
Designed to block transcription at the mutant locus

DT-216P2 for Friedreich Ataxia

DESIGN THERAPEUTICS

FA: Debilitating disease with limited treatment options today

Monogenic disease caused by GAA-repeat expansion in 1st intron of frataxin (FXN) gene

Mutation leads to reduced FXN transcription, which is necessary for mitochondrial and cellular function



FXN mRNA
FXN Protein
Mitochondrial Function
Cellular Function

Multi-organ dysfunction: muscle, central and peripheral nervous systems, heart, and pancreas



HEART
cardiomyopathy, arrhythmias
PANCREAS
diabetes
SKELETAL MUSCLE
stiffness, weakness
CENTRAL NERVOUS SYSTEM
ataxia, loss of coordination, slurred speech
PERIPHERAL NERVOUS SYSTEM
neuropathy

Therapeutic goal: increase FXN

- FA patients, carriers and controls have different average FXN protein levels
- Carriers are free of FA symptoms
- ~2X increase of FXN protein could potentially bring patients' levels into asymptomatic carrier range

FXN protein level in lymphoblastoid cells



p < 0.0001
p = 0.003
p = 0.005
Frataxin (pg)/total cell protein (µg)
600
500
400
300
200
100
0
Controls
n=5
FA Carriers
n=4
FA Patients
n=7

Willis et al. 2008. *Molecular Genetics and Metabolism*

FA GeneTAC® molecules normalized FXN levels in FA patient cells but did not alter FXN levels in healthy cells

FA PATIENT (two expanded copies)


~300 to >1,000 REPEATS
Expression Reduced
GAAGAAGAAGAAGAAGAAGAAGAAGAA...
FRATAXIN
INTRON 1

GeneTAC® molecules normalized levels[1]


Relative FXN mRNA (%)
100
50
0
–
Drug candidate

HEALTHY INDIVIDUAL (two normal copies)


<34 REPEATS
Normal Expression
GAAGAA
FRATAXIN
INTRON 1

FXN levels unaltered in healthy cells[1]


Relative FXN mRNA (%)
100
50
0
–
Drug candidate

1. Graph x-axis represents increasing levels of cellular exposure to FA GeneTAC® molecules. Bars represent standard error of the mean.

Low concentrations of DT-216 molecule restored endogenous FXN levels in FA patient iPS-neurons

FXN mRNA



FXN mRNA
(fold change relative to DMSO)
15
10
5
0
3
7
10
14
Days of treatment

FXN Protein



Vehicle
10nM
100nM
WT neuron FXN protein levels
FXN protein
(pg/ug protein)
25
20
15
10
5
0
3
7
10
14
Days of treatment

Note: Bars represent standard error of the mean. Cells treated with DT-216 FA GeneTAC® molecule.

Prior DT-216 drug product Phase 1 MAD study revealed plasma PK and tissue distribution were both transient with QW IV dosing

Plasma DT-216 PK after 3rd Dose



300 mg (n=8)
200 mg (n=7)
100 mg (n=3)
DT-216 (nM)
10000
1000
100
10
1
0
1
2
3
4
5
6
7
Time post dose (days)

Muscle DT-216 PK after 3rd Dose

- Average DT-216 levels in skeletal muscle at both 200mg and 300mg cohorts were ~8-10nM two days after 3rd weekly dose & ~1nM seven days after 3rd weekly dose



Combined 200 mg and 300 mg cohort
DT-216 (nM)
20
15
10
5
0
2 Days
7 Days
Days after 3rd weekly dose

- DT-216 concentrations in muscle were lower than projected based on nonclinical studies

Note: Bars represent standard deviation.

Prior DT-216 drug product Phase 1 MAD study showed FXN expression dialed up in response to drug exposure in FA Patients

Muscle FXN mRNA response correlated with dose and muscle DT-216 exposure, $p < 0.05$*

Cohorts: 200mg and 300mg



p < 0.05**
NS**
40
20
0
-20
-40
Muscle FXN mRNA
(mean % change from baseline)
75th% FA†
2 Days
7 Days
Days After 3rd Weekly Dose
Pooled Placebo (n=8)
DT-216 200mg (n=7)
DT-216 300mg (n=8)

Individual FA Patients



125
100
75
50
25
0
-25
-50
-75
Muscle FXN mRNA
(% change from baseline)
Lower quartile in healthy Carriers†
Upper quartile FA patients†
50th% Ca
25th% Ca
10th% Ca
90th% FA
75th% FA
50th% FA
25th% FA
2 Days After 3rd Weekly Dose

* Exploratory analyses for dose-response and exposure-response were conducted using a non-parametric trend test and non-parametric correlation test, respectively.
** Exploratory analyses were conducted using a non-parametric Wilcoxon Rank-Sum model. A parametric ANCOVA model gave similar results. Error bars represent standard error of the mean. NS, not significant.
† Percentiles and quartiles assume individual FA patient baselines in the MAD study are the median FA patient FXN mRNA value from the observational muscle biopsy study.

DT216P2 generally well-tolerated and has exhibited improved exposure over the prior formulation (DT-216P1) at comparable doses

Human PK



DT-216P2 intravenous (~40mg)
DT-216P2 subcutaneous (~50mg)
DT-216P1 intravenous (50mg)
Plasma DT-216 (nM)
10000
1000
100
10
1
0.1
0
24
48
72
96
120
144
168
Time post-dose (hours)

Note: Data from SAD study; Error bars represent standard deviation; when error bars not visible, they are within the size of the symbol; dose quantities of DT-216P2 are blinded cohort averages

Observed human plasma PK profile of DT-216P2 consistent with NHPs


Human/NHP PK
Intravenous
Subcutaneous
Human intravenous (P2)
NHP intravenous (P2)
Human subcutaneous (P2)
NHP subcutaneous (P2)
Plasma DT-216 (nM)
10000
1000
100
10
1
0
24
48
72
96
120
144
168
Time post dose (hours)

Note: Data from SAD study and nonclinical studies; Error bars represent standard deviation; when error bars not visible, they are within the size of the symbol;

DT-216P2 clinical plan

Single Ascending Dose study in healthy volunteers

Additional IV cohorts

Additional SC cohorts

- Escalate single doses
- Evaluate route of administration

Cohort 1 - IV

Cohort 1 - SC

- Evaluate PK, tolerability in healthy volunteers after a single dose
- Evaluate both IV (infusion) and SC (injection and infusion) administration

Dosing paradigm for the MAD study in FA patients to be determined

RESTORE-FA
Multiple Ascending Dose study in FA patients

Additional FA MAD cohorts

- Escalate multiple doses

FA MAD cohorts

- Evaluate safety, tolerability, PK and PD in FA patients after multiple doses
- 12-week frataxin data anticipated in 2026

RESTORE-FA: Reactivating Expression Suppressed Through Overcoming Repeat Expansion for FA

Unmet need in FA remains significant

Biogen REATA PHARMACEUTICALS

- Skyclarys® does not address the genetic root cause of FA or change FXN level
- Skyclarys® slows disease progression on neurological end point (mFARS) but only during the 1st year
- Estimated peak sales of $1.6B/yr



Natural History
Omaveloxolone
Lease Square Means
Point Estimate and 95% Confidence Interval
10
8
6
4
2
0
-2
Baseline
Year 1
Year 2
Year 3
Analysis Week

- Other drug candidates in clinical development that aim to address the root cause of FA involve complex modalities
- None of these change endogenous FXN

Larimar Therapeutics	HIV-TAT-FXN protein
LEXEO therapeutics	AAV gene therapy targeting cardiac tissue

Activity of FA GeneTAC® molecules compared with other compounds that have purportedly increased FXN in FA patient LCLs

FXN mRNA (24 hours)



Percent of Healthy Control FXN mRNA (%)
150
100
50
0
-4
-2
0
2
4
6
Log Concentration (uM)
FA GeneTAC® Molecule
Deferiprone
Dimethyl Fumarate (DMF)
EPI-743
Etravirine
Gingko Biloba Extract
HDACi109
Idebenone
Interferon Gamma - 1b
Nicotinamide
Omaveloxolone
Resveratrol
Thiamine

FXN Protein (3 days)



FXN protein (pg/ug protein input)
15
10
5
0
FA GeneTAC® Molecule (0.33uM)
EPI-743 (0.1uM)
Etravirine (3uM)
GBE (98.5uM)
HDACi109 (1.67uM)
Idebenone (20.1uM)
IFG-1b (39.2uM)
Nicotinamide (3000uM)
Omaveloxolone (0.05uM)
Resveratrol (8.3uM)
Deferiprone (150uM)
Dimethyl Fumarate (30uM)
Untreated

Note: Molecules tested in FA patient lymphoblastoid cells. Bars represent standard deviation. Cells treated with DT-003 FA GeneTAC® molecule. Concentrations selected based on published active ranges. Omaveloxolone is a NRF2 activator that was not purported to increase FXN.

DT-168 for Fuchs Endothelial Corneal Dystrophy

FECD is a progressive corneal disease caused by a single gene mutation in a majority of cases

Increasing Endothelial Cell Dysfunction — Loss of cells, pump function, corneal edema

Diagnosed by community optometrist

~2M diagnosed patients (U.S.)[1]



Loss of visual quality



Patient can't stand symptoms

Corneal transplant surgery

Surgical Descemet membrane stripping or corneal transplant limited to 18–30k[2] per year (US)


Corneal stroma
Descemet's membrane
Corneal endothelium
H 2 O

Corneal endothelial cells (CECs) **pump water out of the stroma** to prevent edema and maintain corneal transparency

Most cases are **caused by a CTG repeat expansion in the TCF4 gene** (CTG 18.1)

Expression of mutant *TCF4* RNA leads to spliceopathy, **CEC dysfunction and loss**

DT-168 eye drops designed to block the expression of mutant *TCF4* RNA


Mutant TCF4 RNA
Nuclear foci
MBNL
Mutant TCF4 DNA
Pol II
(CTG)N
Mutant Expansion (CTG 18.1)
DT-168 blocks transcription of mutant TCF4 DNA
Mutant TCF4 DNA
Pol II
DT-168
(CTG)N


Corneal stroma
Descemet's membrane
Corneal endothelium

Tissues **removed during surgery**

Source: (1) IRIS registry prevalence by age, (2) Vianna et al. JAMA Ophthamol (2015)

DT-168 reduction of nuclear foci observed in primary CECs isolated from patients with FECD with high potency (<5nM foci IC50)


Nuclei
Foci
Merge
Vehicle
DT-168

CECs treated daily for 6 or 14 days with DT-168


Foci per nucleus
Percent of untreated
120
100
80
60
40
20
0
0.1
1
10
100
1000
6d
14d
IC50 ≈4nM
IC50 ≈24nM
DT-168

Cells taken from discarded FECD corneal endothelium used to **evaluate efficacy across patients**


Corneal stroma
Descemet's membrane
Corneal endothelium

Tissues **removed during surgery**

CECs = Corneal endothelial cells
Note: Bars represent standard deviation

Treatment with DT-168 left wild-type TCF4 transcripts unaffected in primary control and FECD CECs while improving spliceopathy

TCF4 mRNA
Percent of untreated



150
125
100
75
50
25
0
Healthy CECs donor 1
FECD CECs donor 2
0 2 7 22 67 200
0 2 7 22 67 200
DT-168 (nM)

Patient-derived FECD CECs + DT-168
6d treatment; percent spliced



120
100
80
60
40
20
0
-20
control CECs
FECD CECs
DT-168 (nM)
0
2.5
7.4
22
67
200
ADD3*
PLEKHM2*
MAP2K7
MBNL2*
GOLGA2*
NUMA1*
TEAD1

Cells taken from discarded FECD corneal endothelium used to **evaluate efficacy across patients**



Corneal stroma
Descemet's membrane
Corneal endothelium

Tissues **removed during surgery**

Notes: (LEFT FIGURE) Control CECs (Corneal endothelial cells) from donor 1 and patient-derived FECD CECs from donor 2 were incubated with DT-168 for 6 days, after which mRNA was purified and used to quantify wild-type TCF4 transcripts using a primer-probe set targeting exons 18/19. Data represent averages of N=3 replicates, and error bars represent standard deviation. Data source: DSGN-2023-DT168-1006.

* (RIGHT FIGURE) Previously reported as mis-spliced genes in primary FECD CECs (Fautsch et al., 2021) Bars represent standard deviation.

DT-168 Phase 1 SAD/MAD First-In-Human Study in Healthy Participants to Assess the Safety, Tolerability, and Systemic PK of DT-168

Twenty-four (24) healthy participants received **single and multiple dose administration of** DT-168 **eye drops** (or placebo) twice daily for seven days in three ascending dose cohorts

24 healthy volunteers
6:2 Randomization

DT-168 : Placebo

- **DT-168** • 0.5% 2 drops
- Placebo • 2 drops

- **DT-168** • 0.5% 1 drop
- Placebo • 1 drop

- **DT-168** • 0.2% 1 drop
- Placebo • 1 drop

STUDY MEASURES

- General **safety and tolerability**
- **Ocular tolerability:** hyperemia scale, slit-lamp exam, ophthalmoscopy, corneal fluorescein staining, corneal pachymetry, visual acuity, intraocular pressure
- Plasma **DT-168** levels

Phase 1 study data takeaways

- DT-168 eye drops were **well-tolerated in all subjects**
- There were **no serious adverse events**, no ocular adverse events, or participant discontinuations due to adverse events[1]
- All observed adverse events were **non-ocular** and were considered **not related to drug product** by the investigator
- There were **no clinically significant findings observed in any safety assessments**
- **Pharmacokinetic analysis** demonstrated **systemic exposure below the limit of quantitation** following administration of DT-168 across all timepoints and all dose groups

1) One placebo participant discontinued from study treatment early on day 4 due to personal reasons; that participant completed all early termination events, follow-up events, and completed the study.

Splicing biomarker is measurable in surgically removed corneal endothelial cells

- Design conducted reference range studies showing **consistently different splicing** between unaffected eyes and mutant TCF4 FECD surgical samples
- Design has developed RNA biomarker measurements **potentially suitable for use as a clinical proof-of-concept measure of drug activity**

Splicing differences between TCF4 mutant FECD and unaffected eyes



Healthy eyes reference range
FECD eyes reference range
Percent spliced in/out
100
80
60
40
20
0
Gene 1
Gene 2
Gene 3
Gene 4
Gene 5
Gene 6
Gene 7
Gene 8
Gene 9
Gene 10

Cells taken from discarded FECD corneal endothelium used to **evaluate efficacy across patients**



Corneal stroma
Descemet's membrane
Corneal endothelium

Tissues **removed during surgery**

DT-168 Phase 2 Biomarker Study with Data in 2026

***Objectives:** Safety and tolerability; corneal endothelial biomarkers*

FECD corneal endothelium	*TCF4+ FECD patients scheduled for surgery*



Corneal
endothelium

Tissues removed during
corneal transplant surgery

FECD UNTREATED REFERENCE

FECD eye reference range biomarker result

FECD TREATED
0.5% DT-168 BID
for ~4 weeks or longer

Treated FECD eye biomarker result

Unaffected corneal endothelium



Corneal
endothelium

Tissue from
unaffected **eye donors**

HEALTHY UNTREATED REFERENCE

Unaffected eye reference range biomarker result

FECD Observational Study aims to increase probability of DT-168 programmatic success

OBSERVATIONAL STUDY

- Recruited and completed baseline assessments on ~250 patients
- Based on the baseline data, ~100 patients chosen for future follow-up visits
- Confirm disease characteristics and evaluate deterioration in context of running a trial

EVALUATE ENDPOINTS

- Anterior eye tomography
- Corneal endothelium microscopy
- Visual acuity (low luminance, contrast sensitivity, glare disability)
- Visual disability
- Patient reported outcome

REVIEW PROGRESSION

- Measure disease progression in patients with at least 1 tomographic feature of subclinical edema[1]
- Evaluate patient characteristics and obtain satisfactory markers of disease progression and measurable endpoints
- Observational study could expedite recruitment in interventional trials

1) Patel et al. Ophthalmology. 2020

Myotonic Dystrophy Type 1 (DM1)

DESIGN THERAPEUTICS

Myotonic dystrophy type 1 (DM1)

Dominant repeat expansion drive disease

DM1 patients have expanded CTG repeat in the 3' UTR of one copy of their DMPK gene.

Normal



<50 repeats
DMPK
CTGCTG...
3' UTR

Diseased (one copy)



>50 to 1000+ repeats
TOXIC GAIN OF FUNCTION
DMPK
CTGCTGCTGCTGCTGCTGCTGCT...
3' UTR

Expanded CTG repeats in the DMPK mRNA trap MBNL1 splicing factors in CUG foci. Reduced MBNL1 activity leads to improperly spliced genes and cellular dysfunction



MBNL1
MBNL1
MBNL1
MBNL1
MBNL1
MBNL1

Symptoms



intellectual impairment and excessive daytime sleepiness
cataracts
heart problems
digestive problems causing stomach pain
skeletal muscle weakness
muscle atrophy
myotonia

70,000+ individuals affected in the U.S.
90,000+ individuals affected in Europe

GeneTAC® molecules for DM1 have several advantages

	GeneTAC® DM1 candidates	AVIDITY BIOSCIENCES AOC 1001	Dyne THERAPEUTICS DYNE-101
Allele selectivity	Allele-selective	Non-selective	Non-selective
Modality	Small molecule	siRNA conjugated to TfR1 targeting mAb	ASO conjugated to TfR1 targeting Fab
Target tissue	Distributes widely to impacted tissues	Muscle	Muscle
In vitro efficacy for foci reduction	~90% foci reduction	"Quantifiable reduction" in nuclear foci	"Approximately 40% reduction in nuclear foci"

GeneTAC® molecule observed to causes potent foci reduction in DM1 patient-derived cells



Nuclei
Foci
Merge
DMSO
GeneTAC® molecule

DM1-patient derived cells treated with DM1 GeneTAC® molecule



Average foci per nucleus
IC50= ~6 nM
10
8
6
4
2
0
1
10
100
GeneTAC® Molecule (nM)

Note: Bars represent standard deviation.

GeneTAC® molecule led to robust correction of mis-spliced transcripts in patient-derived cells

DM1 patient-derived cells
7d treatment with DM1 GeneTAC® molecule



Splicing Index
1.0
0.5
0.0
WT splicing index
EC50= ~8nM
0.01
0.1
1
10
100
1000
GeneTAC® molecule (nM)

Note: Bars represent standard deviation.

Huntington’s Disease (HD)

Huntington's Disease (HD)

GeneTAC® molecules selectively reduce mutant Huntingtin and spare the normal Huntingtin allele

- Causes brain atrophy due to death of neurons
- Symptoms range from motor function to neurological
- Universally fatal
- HD Prevalence: >40,000 in the U.S.



Control – no atrophy



HD

Normal HTT gene — *thought to be important to normal state*

GeneTAC® molecules ***preserve transcription*** at the ***wild type locus***


wtHTT
Pol II
CAG~18

HTT gene with expansion

GeneTAC® molecules ***block transcription*** specifically at the ***mutant locus***


GeneTAC® molecule
mtHTT
Pol II
CAG>40

GeneTAC® molecule observed to cause potent, allele-selective reduction of mtHTT mRNA in HD patient fibroblasts

Candidate 1

Normal onset HD patient-derived fibroblasts CAG 18/44



wt HTT
mt HTT
HTT mRNA
Percent of untreated
150
100
50
0
0.01
0.1
1
10
100
Concentration nM

mtHTT IC_{50} 1.3 nM

Early onset HD patient-derived fibroblasts CAG 18/180



wt HTT
mt HTT
HTT mRNA
Percent of untreated
150
100
50
0
0.01
0.1
1
10
100
Concentration nM

mtHTT IC_{50} 1.3nM

Note: Cells were treated for 4 days. Bars represent standard deviation.

GeneTAC® molecule observed to cause potent, allele-selective reduction of mtHTT protein in HD patient fibroblasts

Candidate 1

Normal onset HD patient-derived fibroblasts CAG 18/44

Western blot


nM: UTC 0.1 0.4 1.5 6 21 72
MW1 mt HTT
D7F7 total HTT
Vinculin
Total includes mtHTT

Early onset HD patient-derived fibroblasts CAG 18/180

Western blot


nM: UTC 0.1 0.4 1.5 6 21 72
MW1 mt HTT
D7F7 total HTT
Vinculin
mt HTT
wt HTT

Note: Cells were treated for 7 days

GeneTAC® molecule observed to cause potent, allele-selective reduction of mtHTT mRNA in HD patient-derived fibroblasts

Candidate 2

Normal onset HD patient-derived fibroblasts
CAG 18/44



wt HTT
mt HTT
HTT mRNA
Percent of untreated
150
100
50
0
0.01
0.1
1
10
100
Concentration (nM)

mtHTT IC_{50} 0.8 nM

Early onset HD patient-derived fibroblasts
CAG 18/180



wt HTT
mt HTT
HTT mRNA
Percent of untreated
150
100
50
0
0.01
0.1
1
10
100
Concentration nM

mtHTT IC_{50} 0.7nM

Note: Cells were treated for 4 days. Bars represent standard deviation.

GeneTAC® molecule observed to cause potent, allele-selective reduction of mtHTT protein in HD patient-derived fibroblasts

Candidate 2

Normal onset HD patient-derived fibroblasts CAG 18/44

Western blot



nM: UTC 0.1 0.4 1.5 6 21 72
MW1 mt HTT
D7F7 total HTT
Vinculin
Total includes mtHTT

Early onset HD patient-derived fibroblasts CAG 18/180

Western blot



nM: UTC 0.1 0.4 1.5 6 21 72
MW1 mt HTT
D7F7 total HTT
Vinculin
mt HTT
wt HTT

Note: Cells were treated for 7 days

Allele-specific reductions of RNA and protein observed in the brain in zQ175DN HD mouse model after 8 weeks of systemic administration



HTT RNA level in striatum
wt HTT
mt HTT
HTT mRNA
Percentage change to untreated
50
0
-50
-100
Vehicle
Candidate 1
Candidate 2
HTT protein level in striatum
Total HTT
mt HTT
HTT protein
(percentage change to untreated)
50
0
-50
-100
Vehicle
Candidate 1
Candidate 2

Note: mice were treated with Candidate 1 or Candidate 2 for 8 weeks, vehicle group treated for 4 weeks. Percent change calculated based on treated compared to untreated. RNA level determined with RT-PCR. Protein level determined with TR-FRET. Data presented as Mean ± SD.

GeneTAC® HD candidates have significant advantages over other HTT lowering therapeutic approaches

	Allele-selective Reduce mutant Huntingtin and spare the normal Huntingtin		Non-selective Reduce both normal and mutant Huntingtin
	GeneTAC® HD candidates	**WAVE LIFE SCIENCES WVE-003**	
Modality	**Small molecule** Facilitate drug biodistribution to the whole brain	**ASO**	uniQure AMT-130
Delivery	**Parenteral administration**	**Intrathecal administration**	Roche IONIS Tominersen
Target somatic expansion	**Yes** Target repeats, increased efficacy as repeats expand during disease progression	**No** Target SNP3	PTC THERAPEUTICS PTC-518
Patient population	**All HD patients**	**~40% of patients with SNP3**	
Status	• Selective reduction of mtHTT in patient cells (IC50=~1nM) • Characterizing several candidates prior to DC selection	Phase 1/2 • Reduced mtHTT • Increased NfL observed	

Strong financial position to enable programs and platform

PLATFORM

- **Proprietary GeneTAC® platform** designed to generate blockbuster products with first/best-in-class profiles for severe monogenic disorders

PROGRAMS

- **Two clinical-stage programs** in FA and FECD with data in 2026
  - DT-216 restores endogenous frataxin with broad tissue distribution
  - DT-168 eye drop targeting the genetic mutation in FECD
- Active research pipeline led by DM1 and HD GeneTAC® programs

CASH POSITION

- Balance sheet of **$216.3 million** as of *June 30, 2025*